Prospectus Supplement	October 30, 2012

Putnam Global Sector Fund Prospectus dated February 29, 2012

The sub-section Your fund’s management in the section Fund summary and the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now Aaron Cooper, Sheba Alexander, Isabel Buccellati, Jacquelyne Cavanaugh, Kelsey Chen, Steven Curbow, Christopher Eitzmann, Vivek Gandhi, Brian Hertzog, Greg Kelly, David Morgan, Ferat Ongoren, Nathaniel Salter and Walter Scully.

Ms. Buccellati, who joined the fund in September 2012, has been employed by Putnam Management as an Analyst since 2012. From 2002 through 2012, she was employed by Alliance Growth Equities, a unit of AllianceBernstein Ltd. as a Vice President, Global Ex US Sector Head Health Care.

Additional information regarding the other portfolio managers, including their business experience during the last five years, is set forth in the prospectus.

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